Exhibit 10.27

NOTE EXTENSION AGREEMENT

This Note Extension Agreement (“Agreement”) is entered into this 20th day of December 2007, by DRTATTOFF, LLC (the “Company”), a California limited liability company, and each of the undersigned noteholders (collectively, “Noteholders”).

BACKGROUND

WHEREAS, the Company has previously issued to the Noteholders certain promissory notes more particularly described in Annex A attached hereto (collectively, “Notes”); and

WHEREAS, the Company has requested, and each of the Noteholders has agreed, to extend the respective maturity dates of the Notes and waive any and all past defaults, if any.

NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree follows:

1. The parties agree that the Recitals set forth above are true and correct and are incorporated into this Agreement by reference.

2. Each Noteholder hereby agrees, the maturity date (“Maturity Date”) for each of the Notes is hereby extended to the earlier of (a) an additional six (6) months from its respective Maturity Date or (b) five (5) business days from the date a registration statement registering the securities of the Company, or its successor entity in the event of a merger or other business combination, for public sale is declared effective by the Securities and Exchange Commission. Except as provided herein, all other terms of the Notes are ratified and confirmed.

3. Each Noteholder hereby waives any and all past defaults, late charges (including default interest rates) and penalties under the Notes, if any, in their entirety.

4. This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

5. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute the same instrument.

6.  This Agreement may be executed by facsimile signature and that such facsimile signature shall have the same effect as original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

DRTATTOFF, LLC

By:	/s/ James Morel
Name: James Morel
Title: Chief Executive Officer

ACCEPTED AND APPROVED:

/s/ James Morel
James Morel

/s/ William Kirby
William Kirby

/s/ Christopher Knight
Christopher Knight

/s/ John J. Klobnak
John J. Klobnak

Annex A

Principal Amount	Holder	Maturity Date

$3,000	James Morel	12/1/2007
$20,000	William Kirby	12/1/2007
$21,000	Christopher Knight	12/1/2007
$20,000	John J. Klobnak	12/1/2007